UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21593
Kayne Anderson MLP Investment Company
(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 493-2020
Date of fiscal year end: November 30, 2011
Date of reporting period: November 30, 2011
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The report of Kayne Anderson MLP Investment Company (the “Registrant”) to stockholders for the fiscal year ended November 30, 2011 is attached below.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:  This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS

January 27, 2012

Dear Fellow Stockholders:

We are very pleased with the Company’s performance during 2011, a year that was marked by substantial volatility in both the broader markets and the MLP market. During our fiscal year, the MLP market had a total return of 9.5% compared to a 7.8% total return for the S&P 500 index. This outperformance was driven by the attractive yield of MLPs, which averaged 6.4% as of November 30, 2011, combined with strong distribution growth. During 2011, MLP distributions increased by 6.3%, the highest level since 2008. We believe the prospects for continued distribution growth, driven by the construction of new midstream assets, will lead this sector to strong total returns for years to come.

The biggest trend in the energy sector is the accelerating development of unconventional reserves, which are more commonly referred to as “shale plays”. It became even more evident in 2011 that these unconventional reserves will be increasingly important to domestic energy supply. While this has had a negative impact on natural gas prices, it is expected to lead to a substantial increase in demand for midstream assets. Regardless of price, once the natural gas has been produced, it needs to be transported to market through midstream assets. In fact, a recent report by the Interstate Natural Gas Association of America estimates that $250 billion of new midstream infrastructure will be required over the next two decades. As a result, the visibility for growth projects is as good as it has ever been in the MLP sector.

Many experts are beginning to highlight the impact of unconventional reserves on domestic manufacturing and the broader domestic economy. Not only will these new infrastructure projects create jobs, but the abundance of low-cost energy supply is making domestic production of many derivative projects (such as plastics) more competitive. It has been a very long time since the United States was a low-cost energy producer.

We are proud of the Company’s financial performance for fiscal 2011. One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Net Asset Value Return was 8.7% for fiscal 2011. During the same period, the MLP market, as measured by the Alerian MLP index, had a total return of 9.5%. Given our structure as a taxable entity, we are pleased to have performed roughly in-line with the Alerian MLP index, which is an index that does not factor in expenses or corporate taxes. We believe a more accurate comparison of our performance is to look at the Alerian MLP ETF, which is an exchange traded fund with a portfolio that mirrors the Alerian MLP Infrastructure index. Like the Company, the Alerian MLP ETF’s returns include the impact of expenses and corporate taxes. Our total return of 8.7% substantially exceeded the Alerian MLP ETF’s total return of 7.2% for fiscal 2011.

Another measure of the Company’s performance is Market Return, which is equal to the change in share price plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Market Return was 5.6% for fiscal 2011. This measure lagged our Net Asset Value Return for fiscal 2011, as the premium of our share price to NAV declined during fiscal 2011. The premium was 6.8% on November 30, 2010 and 3.8% on November 30, 2011. Since the end of fiscal 2011, the premium has increased to 7.0% as of January 26, 2012.

While we do not like volatility, we try to take advantage of the opportunities it creates. During the market downturns in May, August and September, we identified numerous valuation inefficiencies, as not all stocks of comparable quality declined the same amount. We took advantage of that situation by rotating out of securities that were relatively overvalued and into securities that were relatively undervalued. As a result, our portfolio turnover was 22.3% this year, compared to 18.7% in 2010. We are very pleased with the Company’s current portfolio of MLP equities and are very optimistic about its return prospects for fiscal 2012.

In addition to its financial performance, the Company had several other key accomplishments during fiscal 2011. The Company increased its quarterly distribution by 4.7% during fiscal 2011. Prior to these increases, the Company had maintained its quarterly distribution at $0.48 per share for the previous two years. The most recent

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS

distribution, paid in fiscal 2012, was the Company’s fifth consecutive quarterly increase in the distribution. Strong distribution increases by the Company’s portfolio securities have facilitated the Company’s distribution increases.

The Company was also very successful raising additional capital to make new investments, raising approximately $500 million during fiscal 2011. Importantly, we expanded our investor base with a new issue of publicly traded mandatorily redeemable preferred stock. We intend to continue to raise additional capital to the extent that we can invest it in a manner that is accretive to both NAV and expected total returns.

In spite of the volatility in the financial markets during fiscal 2011, the Company successfully navigated the turbulent markets and maintained strong leverage ratios during the year. For most of the year, we operated with leverage well below our targeted levels. We expect volatility to continue into fiscal 2012 and are managing our leverage levels accordingly.

During the year, we also increased the size of the Company’s revolving credit facility from $100 million to $175 million to give the Company more financial flexibility. We are pleased to say that all of the Company’s leverage is long-term in nature and has a weighted average maturity date of 4.8 years. We believe committed financing with a multi-year maturity date is critical in today’s markets.

MLP Market Overview

MLPs performed very well during the fiscal year, with a 9.5% total return for the Alerian MLP Index. We believe that MLP market performance was driven by strong distribution growth and increased demand for yield securities by individual investors. We think that MLPs are being increasingly viewed by market participants as a distinct asset class with very attractive total return characteristics. Fiscal 2011 marked the twelfth straight year MLPs outperformed the S&P 500 index. Over that 12-year period, MLPs have generated a total return of over 700% versus a total return of 12% for the S&P 500 index. With an average yield of 6.0% for the group as of January 26, 2012 and distribution growth prospects of 6% to 7% for 2012, we continue to view MLPs as a very compelling investment opportunity.

Like the broader markets, MLP equity prices were volatile during fiscal 2011. The MLP market rose during the first five months of fiscal 2011 to set a new all-time high in late April. Concerns about the U.S. economy, the European debt crisis, the downgrade of the U.S. Government’s credit rating and the sell-off of the broader markets contributed to weak MLP performance during the summer. At the low point in early August, the MLP market had declined 19% from its April high. MLPs stabilized in August and then generated strong gains during the last three months of fiscal 2011 to finish the year with a total return of 9.5%. The MLP market is off to a great start in fiscal 2012, with the MLP index generating a total return of 8.8% through January 26, 2012, and set an all-time high on January 25, 2012.

Individual stock selection and a strong understanding of the factors impacting each MLP’s assets was critical to outperforming the MLP market, as returns for the different sub-sectors of the MLP market were mixed during fiscal 2011. Gathering & Processing (up 21.5%) and Upstream MLPs (up 17.8%) significantly outperformed the MLP market during the year. Natural Gas Storage (down 31.7%), Propane (down 5.0%) and Marine Transportation MLPs (down 2.1%) underperformed. This underperformance was largely a function of challenging operating environments for these sub-sectors.

MLP distribution growth accelerated during the year, as MLPs benefited from acquisitions and development projects and management teams became increasingly comfortable with the current operating environment. Distributions grew 6.3% during 2011 compared to 4.6% in 2010 and 2.8% in 2009. We believe that prospects for distribution growth in 2012 look as strong or better than 2011, as the need for new midstream assets to transport, process and store unconventional reserves is leading to substantial new growth projects. This point is well illustrated by recent increases in distribution guidance provided by certain MLPs; Kinder Morgan Energy Partners, ONEOK Partners, Plains All American Pipeline and Targa Resources Partners have all recently increased their targeted

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS

distribution growth rates for 2012. We believe this is a reflection of a strong operating environment and an attractive backlog of growth projects for these partnerships.

When reviewing MLP valuations, we pay close attention to MLP yields versus other income alternatives. As illustrated in Figure 1 below, MLP yields compare very favorably to other income-oriented investments. Current yields for MLPs are much higher than yields for U.S. Treasury bonds, investment grade bonds, utilities and REITs. This comparison is even more compelling when you take into account the prospect of strong distribution growth for MLPs.

While the MLP market performed well during fiscal 2011, the MLP market became even more attractively valued on a relative basis. At the beginning of the fiscal year, the average MLP yield was 6.3%, which represented a 352 basis point premium (100 basis points equals one percent) to the yield on 10-year U.S. Treasury bonds. This difference is often referred to as the “spread to Treasuries.” By November 30, 2011, the spread to Treasuries had increased to 434 basis points. As of January 26, 2012, the spread to Treasuries was 403 basis points, which is still well above the 219 basis point average for the five-year period prior to the financial crisis.

Figure 1. MLP Yields versus Other Income Alternatives (January 26, 2012)

Capital expenditures by MLPs, including both acquisitions and new growth projects, continued at robust levels in 2011. We estimate that MLPs completed $31 billion in acquisitions and spent $16 billion on new projects during the year. There were two notable transactions that are not included in the totals above: Kinder Morgan, Inc.’s acquisition of El Paso Corporation ($38 billion transaction) and Energy Transfer Equity’s acquisition of Southern Union Company ($9 billion transaction). In both transactions, the general partner of an MLP is acquiring a corporation with substantial midstream assets. The expectation is that the general partner will subsequently “drop down” such midstream assets to their affiliated MLP. We think these transactions are noteworthy for a few reasons. First, they highlight the strategic value of the MLP structure and the valuation differential between MLPs and C-corporations. They also highlight the benefits of strong corporate sponsorship, as well as the options available to the general partners to enhance the growth prospects of their affiliated MLP. Lastly, both transactions enabled the acquirers to substantially increase their exposure to unconventional resources.

Access to capital markets is critical in order to finance these growth projects, and capital markets activity for MLPs reached a new high in calendar 2011. During the year, MLPs raised $13 billion in follow-on equity and $21 billion in debt, surpassing activity levels in 2010 despite the volatility in the stock market. Much of the equity was used to finance acquisitions and growth projects, while MLPs took advantage of historically low interest rates to refinance their debt.

Calendar 2011 was also a very active year for initial public offerings (IPOs) in the MLP sector, with 14 IPOs totaling $5.3 billion. There was great variability in the quality of the IPOs and, as a result, we opted not to participate in several of these deals. Not surprisingly, the aftermarket performance of these deals was mixed. Nine deals were up for the year — with an average return of over 20% — but five deals had negative returns for the year. We expect the IPO market to remain active and we plan to continue to be selective in our participation.

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS

As predicted in last year’s annual letter, the market for PIPE transactions returned during 2011. “PIPE” is an acronym for “Private Investments in Public Equity.” The Company completed six PIPE investments during the year ($236 million in investments). In these transactions, the Company purchases equity directly from the MLP at a discount to the then-prevailing market price. In most cases, these transactions were made in conjunction with an acquisition. We continue to believe that PIPE transactions are a very attractive way for MLPs to “pre-finance” their equity needs prior to announcing a major acquisition, while at the same time allowing the Company to purchase equity at a discount to the market price. These transactions also give the issuer more flexibility than a public offering in structuring a security to meet its specific financing needs. We expect 2012 to have similar activity levels as 2011.

Energy Market Overview

As we mentioned last year, the biggest story in the domestic energy business is the development of “unconventional reserves,” which is an industry term that refers to oil and natural gas reserves produced using advanced drilling and completion techniques. This trend has continued in 2011 and the development of unconventional reserves could be one of the biggest stories as it relates to the long-term impact on the domestic economy. Examples of unconventional reserves include the Barnett Shale, Haynesville Shale, Woodford Shale, Fayetteville Shale, Eagle Ford Shale, Marcellus Shale, Bakken Shale, as well as developing plays such as the Utica Shale, Niobrara Shale and Tuscaloosa Marine Shale.

The rapid development of unconventional reserves has fundamentally changed the domestic energy industry. Natural gas production, which declined from 2000 to 2005, has increased by 24% since 2006. In 2011, natural gas production is expected to increase by 6.5% compared to 2010 levels, which is the largest annual increase since the mid-1980s. Domestic crude oil production grew in each of the last three years; 2009 was the first year-over-year increase in production since the early 1990s. Crude oil production has increased by 14% since 2008 and is projected to grow by 10% to 15% over the next five to ten years.

Significant amounts of capital are being spent by energy companies to develop these reserves. In fact, major oil companies, foreign oil companies and national oil companies spent approximately $50 billion in 2011 (after spending over $60 billion in 2010) to acquire unconventional reserves, either directly or through joint ventures. After shunning domestic opportunities in favor of international projects for many years, major oil companies are now devoting significant capital and resources to domestic unconventional resources. We believe their technical expertise, capital discipline and financial resources will ensure these reserves are developed in a prudent fashion.

This trend is very important for MLPs, as development of these new reserves will require substantial amounts of new midstream infrastructure. We agree with industry estimates that $250 billion will need to be spent building midstream assets over the next two decades to facilitate the development of unconventional reserves. We believe this will provide attractive investment opportunities for MLPs and help drive future distribution growth.

The price of crude oil was volatile during the year but ended the year higher as a result of demand growth, a weaker U.S. dollar and reduced production from Libya. Prices peaked in the spring on concerns of social unrest in the Middle East / North Africa and declined significantly during the summer on concerns about the U.S. economy and European debt crisis. Of note, 2011 was the first time people had to distinguish between two key benchmarks for oil: West Texas Intermediate (WTI), which is the domestic benchmark, and Brent, which is the European benchmark. Historically, the price of WTI has been very similar to the price of Brent. The price relationship broke down during 2011, with WTI trading at a substantial discount to Brent for most of the year. The price differential peaked in October 2011, with Brent trading at a premium of $28/barrel, but has tightened substantially over the past few months. The differential was largely a function of increased North American supply of oil and insufficient oil pipeline takeaway capacity at Cushing, Oklahoma (the delivery point for WTI), as well as reduced production from Libya as a result of its civil war. MLPs with crude oil gathering and transportation assets have benefited from this price differential and certain MLPs have announced pipeline projects intended to alleviate the supply bottleneck at Cushing. We expect crude oil prices to trade in a range of $90 to $100/barrel over the next few years and expect the price differential between WTI and Brent to moderate over that timeframe.

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS

Natural gas prices declined steadily during 2011, as production growth was much higher than demand growth. Current prices are well below $3/mcf and we believe that the market will be oversupplied for years to come. While lower gas prices are a negative for conventional dry gas wells, many of the gas wells being drilled currently are focused on areas with “wet gas”. Wet gas is natural gas that has a high natural gas liquids or NGL content. Because NGL prices are more closely correlated with crude oil prices, these wet gas wells are economic even at very low natural gas prices due to the high price of the associated NGLs.

The focus on wet gas, as well as the price differential between natural gas and NGLs, has created significant opportunities for MLPs to build additional natural gas processing and NGL fractionation assets. In addition, as a result of the expectation of continued growth in natural gas supply, certain energy companies are actively looking to develop LNG export facilities in the U.S. with the plan of selling natural gas to international markets where prices are much higher.

2012 Outlook

In our Annual Letter last year, we accurately predicted distribution growth of 5% to 6% and low double-digit total returns for the MLP sector. As we consider the outlook for fiscal 2012, we remain very optimistic for the MLP sector. We expect that distribution growth in the 6% to 7% range in 2012 will lead to low double-digit total returns in the MLP sector. We believe the operating environment will continue to improve, as the development of unconventional resources has created tremendous growth opportunities for the sector and will translate into increased distribution growth rates during fiscal 2012. Further, we believe the sector has good visibility for distribution growth for many years as a result of the long-term investments required by the shale plays. That outlook, coupled with historically low interest rates and a dearth of attractive yield alternatives for investors, reinforces our belief that MLPs remain an attractive investment.

We expect the MLP sector will continue to increase in size during fiscal 2012. The total market capitalization of the energy MLP market has increased from approximately $45 billion at our IPO in 2004 to $265 billion at December 31, 2011. With the increase in size, the MLP market has increased its liquidity and investment opportunities, as well as garnered more mainstream media coverage and gained better investor understanding. As a result, MLP success stories are well documented and we believe that more energy companies will come to understand the strategic merits of having an “affiliated” MLP own its midstream assets. We expect the IPO market to remain very active in 2012. Like last year, we will remain selective and allocate capital only to new offerings with robust structures, stable businesses and appropriate valuations.

We also expect to continue making PIPE investments during fiscal 2012. We believe these transactions will generate very strong returns for our investors, while at the same time serving as an attractive source of capital for the MLPs. We are very proud of Kayne Anderson’s ability to source and structure private investments and we believe it is an important point of differentiation from our peers.

We look forward to executing on our business plan of achieving high after-tax total returns by investing in MLPs and other midstream energy companies. We invite you to visit our website at kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

KAYNE ANDERSON MLP INVESTMENT COMPANY
PORTFOLIO SUMMARY
(UNAUDITED)

Portfolio Investments by Category

Top 10 Holdings by Issuer

			Percent of Total Investments* as of
			November 30,
Holding		Sector	2011	2010

1.	Enterprise Products Partners L.P.	Midstream MLP	9.3%	9.1%

2.	Kinder Morgan Management, LLC	MLP Affiliate	7.4	6.5

3.	MarkWest Energy Partners, L.P.	Midstream MLP	5.6	4.9

4.	Plains All American Pipeline, L.P.	Midstream MLP	5.3	5.9

5.	Williams Partners L.P.	Midstream MLP	4.6	4.9

6.	Magellan Midstream Partners, L.P.	Midstream MLP	4.4	6.7

7.	Regency Energy Partners LP	Midstream MLP	4.1	3.2

8.	Energy Transfer Equity, L.P.	General Partner MLP	3.8	3.9

9.	Buckeye Partners, L.P.	Midstream MLP	3.6	0.5

10.	El Paso Pipeline Partners, L.P.	Midstream MLP	3.5	3.2

* Includes cash and repurchase agreement (if any).

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of November 30, 2011, we had total assets of $3.6 billion, net assets applicable to our common stock of $2.0 billion (net asset value per share of $27.01), and 75.1 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we may also invest in debt securities of MLPs and debt/equity securities of Midstream Energy Companies. As of November 30, 2011, we held $3.5 billion in equity investments and $33.9 million in debt investments.

Results of Operations — For the Three Months Ended November 30, 2011

Investment Income.  Investment income totaled $8.0 million and consisted primarily of net dividends and distributions and interest income on our investments. Interest and other income was $0.8 million, and we received $49.5 million of cash dividends and distributions, of which $42.3 million was treated as return of capital during the quarter. During the quarter, we received $7.0 million of paid-in-kind dividends, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $25.3 million, including $11.9 million of investment management fees, $8.7 million of interest expense (including non-cash amortization of debt issuance costs of $0.4 million), and $1.1 million of other operating expenses. Management fees are calculated based on the average total assets under management. Preferred stock distributions for the quarter were $3.6 million (including non-cash amortization of $0.2 million).

Net Investment Loss.  Our net investment loss totaled $11.8 million and included a deferred income tax benefit of $5.4 million.

Net Realized Gains.  We had net realized gains from our investments of $5.1 million, net of $2.8 million of deferred tax expense.

Net Change in Unrealized Gains.  We had a net change in unrealized gains of $120.2 million. The net change consisted of $190.7 million of unrealized gains from investments and a deferred tax expense of $70.5 million.

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $113.5 million. This increase was composed of a net investment loss of $11.8 million; net realized gains of $5.1 million; and net change in unrealized gains of $120.2 million, as noted above.

Results of Operations — For the Fiscal Year Ended November 30, 2011

Investment Income.  Investment income totaled $23.5 million and consisted primarily of net dividends and distributions and interest income on our investments. Interest and other income was $3.8 million, and we received $187.2 million of cash dividends and distributions, of which $167.5 million was treated as return of capital during the year. During the third quarter of fiscal 2011, we received 2010 tax reporting information from our portfolio investments that increased our return of capital estimate for 2010 by $5.0 million. During the year, we received $24.9 million of paid-in-kind dividends, which is not included in investment income but is reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $96.4 million, including $46.5 million of investment management fees; $33.6 million of interest expense (including non-cash amortization of debt issuance costs of

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

$1.6 million), and $4.4 million of other operating expenses. Management fees are calculated based on the average total assets under management. Preferred stock distributions for the year were $11.9 million (including non-cash amortization of $0.5 million).

Net Investment Loss.  Our net investment loss totaled $49.9 million and included a deferred income tax benefit of $22.9 million.

Net Realized Gains.  We had net realized gains from our investments of $110.2 million, net of $64.6 million of tax expense.

Net Change in Unrealized Gains.  We had a net change in unrealized gains of $91.6 million. The net change consisted of $145.3 million of unrealized gains from investments and a deferred tax expense of $53.7 million.

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $151.9 million. This increase was composed of a net investment loss of $49.9 million; net realized gains of $110.2 million; and net change in unrealized gains of $91.6 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly attributable to fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

	Three Months	Fiscal Year
	Ended	Ended
	November 30,	November 30,
	2011	2011

Distributions and Other Income from Investments
Dividends and Distributions	$49.5	$187.2
Paid-In-Kind Dividends	7.0	24.9
Interest and Other Income(1)	1.2	5.7
Net Premiums Received from Call Options Written	1.4	5.1

Total Distributions and Other Income from Investments	59.1	222.9
Expenses
Investment Management Fee	(11.9)	(46.5)
Other Expenses	(1.1)	(4.4)

Total Management Fee and Other Expenses	(13.0)	(50.9)
Interest Expense	(8.3)	(32.0)
Preferred Stock Distributions	(3.4)	(11.5)
Income Tax Benefit	5.4	22.9

Net Distributable Income (NDI)	$39.8	$151.4

Weighted Shares Outstanding	75.0	72.7
NDI per Weighted Share Outstanding	$0.53	$2.08

Distributions paid per Common Share(2)	$0.51	$2.00

(1)	Includes $0.4 million and $1.9 million of commitment fees from PIPE investments, which are recorded as reductions to the cost of the investments.

(2)	The distribution of $0.51 per share for the fourth quarter of fiscal 2011 was paid to common stockholders on January 13, 2012. Distributions for fiscal 2011 include the distributions paid in April 2011, July 2011, October 2011 and the distribution paid in January 2012.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

On December 13, 2011, we increased our quarterly distribution to $0.51 from $0.5025 per common share for the fiscal fourth quarter 2011 for a total quarterly distribution payment of $38.3 million. The distribution was paid on January 13, 2012 to common stockholders of record on January 5, 2012.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•	NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•	We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•	The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•	NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at November 30, 2011 of $1,035.0 million was comprised of $775.0 million of senior unsecured notes (the “Senior Notes”) and $260.0 million of mandatory redeemable preferred stock. At November 30, 2011, we did not have any borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”). Total leverage represented 29% of total assets at November 30, 2011. As of January 19, 2011, we had $61.0 million borrowed under our Credit Facility, and we had $2.7 million of cash.

During fiscal 2011, we increased the size of our Credit Facility from $100.0 million to $175.0 million through two amendments to the facility. The Credit Facility matures on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

At November 30, 2011, our asset coverage ratios under the Investment Company Act of 1940, as amended (“the 1940 Act”), were 395% and 296% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 375%, but at times may be above or below our target depending on market conditions.

We had $775.0 million of senior unsecured notes outstanding at November 30, 2011. Of this amount, $60.0 million matures in 2012 and remaining $715.0 million of senior unsecured notes matures between 2013 and 2022. As of the same date, we had $260.0 million of mandatory redeemable preferred stock, which is subject to mandatory redemption starting on 2017 through 2020.

Our leverage, at November 30, 2011, consisted of both fixed rate (85%) and floating rate (15%) obligations. At such date, the weighted average interest rate on our leverage was 4.51%.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2011
(amounts in 000’s, except number of option contracts)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 173.6%
Equity Investments(1) — 171.9%
Midstream MLP(2) — 117.9%
Boardwalk Pipeline Partners, LP	703	$18,240
Buckeye Partners, L.P.	1,253	79,966
Buckeye Partners, L.P. — Class B Units(3)(4)	848	48,645
Chesapeake Midstream Partners, L.P.	785	20,580
Copano Energy, L.L.C.	1,891	62,583
Crestwood Midstream Partners LP	1,558	46,542
Crestwood Midstream Partners LP — Class C Units(3)(4)	1,116	29,934
Crosstex Energy, L.P.	1,619	25,147
DCP Midstream Partners, LP	1,974	84,703
El Paso Pipeline Partners, L.P.	3,774	123,684
Enbridge Energy Partners, L.P.	3,326	103,010
Energy Transfer Partners, L.P.	1,767	77,335
Enterprise Products Partners L.P.	7,323	333,105
Exterran Partners, L.P.	2,506	54,407
Global Partners LP	1,936	40,050
Holly Energy Partners, L.P.	449	25,001
Magellan Midstream Partners, L.P.(5)	2,432	155,621
MarkWest Energy Partners, L.P.	3,750	201,162
Niska Gas Storage Partners LLC	1,407	13,620
Oiltanking Partners, L.P.	634	18,259
ONEOK Partners, L.P.	2,307	116,651
PAA Natural Gas Storage, L.P.	1,266	22,145
Plains All American Pipeline, L.P.(6)	2,903	188,296
Regency Energy Partners L.P.	6,328	145,610
Spectra Energy Partners, L.P.	1,018	30,829
Targa Resources Partners L.P.	1,753	65,797
TC PipeLines, LP	435	20,701
Tesoro Logistics LP	502	13,697
Transmontaigne Partners L.P.	627	19,166
Western Gas Partners L.P.	1,156	43,548
Williams Partners L.P.	2,850	165,497

		2,393,531

MLP Affiliate(2) — 16.8%
Enbridge Energy Management, L.L.C.(4)	2,381	75,870
Kinder Morgan Management, LLC(4)	3,740	264,691

		340,561

General Partner MLP(2) — 11.0%
Alliance Holdings GP L.P.	1,682	85,240
Energy Transfer Equity, L.P.	3,873	136,671
NuStar GP Holdings, LLC	68	2,004

		223,915

Shipping MLP — 8.9%
Capital Product Partners L.P.	2,841	17,613
Golar LNG Partners LP	75	2,183
Navios Maritime Partners L.P.	1,950	26,636
Teekay LNG Partners L.P.	1,471	47,349

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2011
(amounts in 000’s, except number of option contracts)

			No. of
Description			Shares/Units	Value

Shipping MLP (continued)
Teekay Offshore Partners L.P.			1,654	$46,139
Teekay Offshore Partners L.P. — Unregistered, Common Units(3)			1,569	40,711

				180,631

Midstream — 6.0%
Kinder Morgan, Inc.			1,271	37,497
ONEOK, Inc.			361	30,037
Plains All American GP LLC — Unregistered(3)(6)			24	41,199
Targa Resources Corp.			68	2,333
The Williams Companies, Inc.			340	10,969

				122,035

Propane MLP — 3.9%
Inergy, L.P.			3,260	78,834

Coal MLP — 3.6%
Penn Virginia Resource Partners, L.P.			2,997	72,954

Upstream MLP & Income Trust— 3.4%
BreitBurn Energy Partners L.P.			905	16,737
Chesapeake Granite Wash Trust(8)			151	3,011
Legacy Reserves L.P.			545	14,614
SandRidge Mississippian Trust I			355	9,598
SandRidge Permian Trust			988	18,881
VOC Energy Trust			340	7,052

				69,893

Other — 0.4%
Clearwater Trust(3)(6)(7)			N/A	3,640
Teekay Tankers Ltd.			949	3,606

				7,246

Total Equity Investments (Cost — $2,213,662)				3,489,600

	Interest	Maturity	Principal
	Rate	Date	Amount

Debt Investments — 1.7%
Midstream — 1.0%
Crestwood Holdings Partners, LLC	(9)	10/1/16	$5,752	5,838
Crestwood Midstream Partners LP	7.750%	4/1/19	15,000	14,775

				20,613

Other — 0.3%
Calumet Specialty Products Partners, L.P.	9.375	5/1/19	4,000	3,860
Calumet Specialty Products Partners, L.P.	9.375	5/1/19	2,000	1,910

				5,770

Upstream — 0.2%
Eagle Rock Energy Partners, L.P.	8.375	6/1/19	975	970
Linn Energy, LLC	8.625	4/15/20	2,000	2,100
Linn Energy, LLC	7.750	2/1/21	1,500	1,508

				4,578

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2011
(amounts in 000’s, except number of option contracts)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Coal MLP — 0.2%
Penn Virginia Resource Partners, L.P.	8.250%	4/15/18	$3,000	$2,970

Total Energy Debt Investments (Cost — $34,151)				33,931

Total Long-Term Investments — (Cost — $2,247,813)				3,523,531

			No. of
			Contracts

Liabilities
Call Option Contracts Written(10)
Midstream MLP
Magellan Midstream Partners, L.P., call option expiring 12/16/11 @ $65.00 (Premiums Received — $121)			1,119	(28)

Senior Unsecured Notes				(775,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(260,000)
Deferred Tax Liability				(486,106)
Other Liabilities				(38,584)

Total Liabilities				(1,559,718)
Other Assets				65,790

Total Liabilities in Excess of Other Assets				(1,493,928)

Net Assets Applicable to Common Stockholders				$2,029,603

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(4)	Distributions are paid-in-kind.

(5)	Security or a portion thereof is segregated as collateral on option contracts written.

(6)	The Company believes that it is an affiliate of the Clearwater Trust, Plains All American Pipeline, L.P. and Plains All American GP LLC. See Note 5 — Agreements and Affiliations.

(7)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of cash and a coal royalty interest. See Notes 5 and 7 in Notes to Financial Statements.

(8)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(9)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of November 30, 2011).

(10)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2011
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,144,220)	$3,290,396
Affiliated (Cost — $103,593)	233,135

Total investments (Cost — $2,247,813)	3,523,531
Cash	53,830
Deposits with brokers	274
Receivable for securities sold	1,252
Interest, dividends and distributions receivable	884
Deferred debt issuance and preferred stock offering costs and other assets	9,550

Total Assets	3,589,321

LIABILITIES
Payable for securities purchased	8,682
Investment management fee payable	11,914
Accrued directors’ fees and expenses	79
Call option contracts written (Premiums received — $121)	28
Accrued expenses and other liabilities	17,909
Deferred tax liability	486,106
Senior unsecured notes	775,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (10,400,000 shares issued and outstanding)	260,000

Total Liabilities	1,559,718

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,029,603

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (75,130,209 shares issued and outstanding, 189,600,000 shares authorized)	$75
Paid-in capital	1,369,132
Accumulated net investment loss, net of income taxes, less dividends	(335,774)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	195,655
Net unrealized gains on investments and options, net of income taxes	800,515

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,029,603

NET ASSET VALUE PER COMMON SHARE	$27.01

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2011
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$173,272
Affiliated investments	13,938

Total dividends and distributions	187,210
Return of capital	(167,542)

Net dividends and distributions	19,668
Interest and other income	3,857

Total Investment Income	23,525

Expenses
Investment management fees	46,522
Administration fees	1,249
Professional fees	571
Custodian fees	391
Reports to stockholders	359
Directors’ fees and expenses	279
Insurance	201
Other expenses	1,332

Total Expenses — Before Interest Expense, Preferred Distributions and Taxes	50,904
Interest expense and amortization of debt issuance costs	33,560
Distributions on mandatory redeemable preferred stock and amortization of offering costs	11,936

Total Expenses — Before Taxes	96,400

Net Investment Loss — Before Taxes	(72,875)
Deferred tax benefit	22,922

Net Investment Loss	(49,953)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	170,319
Investments — affiliated	1,597
Options	3,222
Payments on interest rate swap contracts	(345)
Deferred tax expense	(64,600)

Net Realized Gains	110,193

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	118,859
Investments — affiliated	26,816
Options	(332)
Deferred tax expense	(53,717)

Net Change in Unrealized Gains	91,626

Net Realized and Unrealized Gains	201,819

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$151,866

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended
	November 30,
	2011	2010

OPERATIONS
Net investment loss, net of tax(1)	$(49,953)	$(26,342)
Net realized gains, net of tax	110,193	34,340
Net change in unrealized gains, net of tax	91,626	487,184

Net Increase in Net Assets Resulting from Operations	151,866	495,182

DIVIDENDS TO AUCTION RATE PREFERRED STOCKHOLDERS(1)(2)
Dividends	—	$(177)
DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(2)
Dividends	(89,963)	(49,829)
Distributions — return of capital	(51,663)	(64,293)

Dividends and Distributions to Common Stockholders	(141,626)	(114,122)

CAPITAL STOCK TRANSACTIONS
Proceeds from common stock offerings of 5,700,000 and 15,846,650 shares of common stock, respectively	174,306	396,211
Underwriting discounts and offering expenses associated with the issuance of common stock	(7,322)	(15,169)
Issuance of 958,808 and 1,045,210 newly issued shares of common stock from reinvestment of distributions, respectively	26,488	25,689

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	193,472	406,731

Total Increase in Net Assets Applicable to Common Stockholders	203,712	787,614

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of year	1,825,891	1,038,277

End of year	$2,029,603	$1,825,891

(1)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. Distributions in the amount of $11,451 and $3,644 paid to mandatory redeemable preferred stockholders for the fiscal years ended November 30, 2011 and 2010, respectively, were characterized as qualified dividend income. This characterization is based on the Company’s earnings and profits.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to auction rate preferred stockholders and common stockholders for the fiscal years ended November 30, 2011 and 2010 as either dividends (qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2011
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$151,866
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net deferred tax expense	95,395
Return of capital distributions	167,542
Net realized gains	(174,793)
Net unrealized gains	(145,343)
Amortization of bond premiums, net	4
Purchase of long-term investments	(1,121,642)
Proceeds from sale of long-term investments	748,958
Proceeds from sale of short-term investments, net	16,320
Decrease in deposits with brokers	807
Increase in receivable for securities sold	(352)
Decrease in interest, dividends and distributions receivable	901
Amortization of deferred debt issuance costs	1,577
Amortization of mandatory redeemable preferred stock issuance costs	485
Increase in other assets, net	(190)
Increase in payable for securities purchased	3,038
Increase in investment management fee payable	2,549
Increase in accrued directors’ fees and expenses	25
Decrease in call option contracts written, net	(1,126)
Increase in accrued expenses and other liabilities	4,760

Net Cash Used in Operating Activities	(249,219)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of shares of common stock, net of offering costs	166,984
Proceeds from offering of senior unsecured notes	230,000
Proceeds from issuance on mandatory redeemable preferred stock	100,000
Redemption of senior unsecured notes	(75,000)
Costs associated with issuance of revolving credit facility	(379)
Costs associated with issuance of senior unsecured notes	(1,641)
Costs associated with issuance of mandatory redeemable preferred stock	(2,322)
Cash distributions paid to common stockholders	(115,138)

Net Cash Provided by Financing Activities	302,504

NET INCREASE IN CASH	53,285
CASH — BEGINNING OF YEAR	545

CASH — END OF YEAR	$53,830

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $26,488 pursuant to the Company’s dividend reinvestment plan.

During the fiscal year ended November 30, 2011, interest paid was $28,170 and there were no income taxes paid.

The Company received $24,941 paid-in-kind dividends during the fiscal year ended November 30, 2011. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

								For the Period
	For the Fiscal Year Ended							September 28, 2004(1)
	November 30,							through
	2011	2010	2009	2008	2007	2006	2005	November 30, 2004

Per Share of Common Stock(2)
Net asset value, beginning of period	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70	(3)
Net investment income/(loss)(4)	(0.69)	(0.44)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain/(loss)	2.91	8.72	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income/(loss) from operations	2.22	8.28	7.17	(13.29)	2.85	5.77	2.63	0.21

Auction Rate Preferred Dividends(4)(5)	—	—	—	—	(0.10)	—	(0.05)	—
Auction Rate Preferred Distributions — return of capital(5)	—	—	(0.01)	(0.10)	—	(0.10)	—	—

Total dividends and distributions — Auction Rate Preferred	—	—	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common Dividends(5)	(1.26)	(0.84)	—	—	(0.09)	—	(0.13)	—
Common Distributions — return of capital(5)	(0.72)	(1.08)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — Common	(1.98)	(1.92)	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—	—	—	(0.03)	—
Effect of issuance of common stock	0.09	0.16	0.12	—	0.26	—	0.11	—
Effect of shares issued in reinvestment of dividends	0.01	0.02	0.05	0.04	0.01	—	—	—

Total capital stock transactions	0.10	0.18	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$28.03	$28.49	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(6)	5.6%	26.0%	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

								For the Period
	For the Fiscal Year Ended							September 28, 2004(1)
	November 30,							through
	2011	2010	2009	2008	2007	2006	2005	November 30, 2004

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,029,603	$1,825,891	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of Expenses to Average Net Assets
Management fees	2.4%	2.1%	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.2	0.2	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.6	2.3	2.5	2.5	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock	2.3	1.9	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense	4.8	20.5	25.4	— (9)	3.5	13.8	6.4	3.5

Total expenses	9.7%	24.7%	30.4%	5.9%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets(4)	(2.5)%	(1.8)%	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	7.7%	34.6%	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9	%(7)
Portfolio turnover rate	22.3%	18.7%	28.9%	6.7%	10.6%	10.0%	25.6%	11.8	%(7)
Average net assets	$1,971,469	$1,432,266	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior Unsecured Notes outstanding, end of period	775,000	620,000	370,000	304,000	505,000	320,000	260,000	—
Revolving credit facility outstanding, end of period	—	—	—	—	97,000	17,000	—	—
Auction Rate Preferred Stock, end of period	—	—	75,000	75,000	75,000	75,000	75,000	—
Mandatory Redeemable Preferred Stock, end of period	260,000	160,000	—	—	—	—	—	—
Average shares of common stock outstanding	72,661,162	60,762,952	46,894,632	43,671,666	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt(10)	395.4%	420.3%	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock)(11)	296.1%	334.1%	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period(2)	$10.09	$7.70	$6.79	$11.52	$12.14	$8.53	$5.57	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies.

(5)	The information presented for each period is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (ordinary income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. No deferred income tax benefit has been included for the purpose of calculating total expense.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

1.	Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued quarterly, unless a new investment is made during the quarter, in which case such investment is valued at the end of the month in which the investment was made.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly or quarterly basis, as appropriate, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets to consider the valuations submitted by KAFA (1) at the end of each month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the fair value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

At November 30, 2011, the Company held 8.1% of its net assets applicable to common stockholders (4.6% of total assets) in securities valued at fair value, as determined pursuant to procedures adopted by the Board of Directors, with fair value of $164,129. See Note 7 — Restricted Securities.

E. Repurchase Agreements — The Company has agreed, from time to time, to purchase securities from financial institutions, subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of November 30, 2011, the Company did not have any repurchase agreements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the fiscal year ended November 30, 2011, the Company did not engage in any short sales.

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments. The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses).

Fiscal Year
Ended
November 30,
2011

Return of capital portion of distributions received	89%
Return of capital — attributable to net realized gains (losses)	$29,133
Return of capital — attributable to net change in unrealized gains (losses)	138,409

Total return of capital	$167,542

For the fiscal year ended November 30, 2011, the Company estimated the return of capital portion of distributions received to be $162,512 or 87%. This amount was increased by $5,030 attributable to 2010 tax reporting information received by the Company in the third quarter of fiscal 2011. As a result, the return of capital percentage for fiscal year ended November 30, 2011 was 89%, respectively.

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the fiscal year ended November 30, 2011, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

Many of the debt securities that the Company holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of premiums are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind dividends in the form of additional units from its investment in Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP (Class C Units), Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. In connection with the purchase of units directly from PAA Natural Gas Storage, L.P. in a private investment in public equity (“PIPE investments”) transaction, the Company was entitled to the distribution paid to unitholders of record on February 4, 2011, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the PAA Natural Gas Storage, L.P. units was reduced by the amount of such dividend, which had the effect of paying such distribution in additional units. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the fiscal year ended November 30, 2011, the Company received the following paid-in-kind dividends.

Fiscal Year
Ended
November 30,
2011

Buckeye Partners, L.P. (Class B Units)	$2,737
Crestwood Midstream Partners LP (Class C Units)	1,488
Enbridge Energy Management, L.L.C.	4,584
Kinder Morgan Management, LLC	15,649
PAA Natural Gas Storage, L.P.	483

Total paid-in-kind dividends	$24,941

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Company includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Partnership Accounting Policy — The Company records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2011, the Company did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2008 through 2011 remain open and subject to examination by tax jurisdictions.

M. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.  The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.  The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

The Company would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

N. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Company has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table presents the Company’s assets measured at fair value on a recurring basis at November 30, 2011. The Company presents these assets by security type and description on its Schedule of Investments.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Assets at Fair Value
Equity investments	$3,489,600	$3,325,471	$—	$164,129
Debt investments	33,931	—	33,931	—

Total assets at fair value	$3,523,531	$3,325,471	$33,931	$164,129

Liabilities at Fair Value

Call option contracts written	$28	$—	$28	$—

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2011 or at November 30, 2010. For the fiscal year ended November 30, 2011, there were no transfers between Level 1 and Level 2.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating ASU No. 2011-04 and does not believe that it will have a material impact on the Company’s financial statements and disclosures.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2011.

Equity
Investments

Balance — November 30, 2010	$63,514
Purchases	251,646
Issuances	4,225
Transfers out	(167,948)
Realized gains (losses)	—
Unrealized gains, net	12,692

Balance — November 30, 2011	$164,129

The $12,692 of unrealized gains presented in the table above for the fiscal year ended November 30, 2011 related to investments that are still held at November 30, 2011, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchases of $251,646 for the fiscal year ended November 30, 2011, relate to the Company’s investments in Buckeye Partners, L.P. (Class B Units), Buckeye Partners, L.P. (Common Units), Crestwood Midstream Partners LP (Class C Units), PAA Natural Gas Storage, L.P., Plains All American GP LLC, Regency Energy Partners L.P. (Common Units) and Teekay Offshore Partners L.P. (Common Units). The issuances of $4,225 relate to additional units received from Buckeye Partners, L.P. (Class B Units) and Crestwood Midstream Partners LP (Class C Units). The Company’s investments in the common units of Buckeye Partners, L.P., Inergy, LP, Magellan Midstream Partners, L.P., PAA Natural Gas Storage, L.P. and Regency Energy Partners L.P., which are noted as transfers out of Level 3 in the table above, became readily marketable during the fiscal year ended November 30, 2011. Additionally, a portion of the Clearwater Trust was transfered out of Level 3 during fiscal 2011.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

4.	Concentration of Risk

The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies. Under normal circumstances, the Company intends to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

5.	Agreements and Affiliations

A. Administration Agreement — The Company has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Company. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company. On June 14, 2011, the Company renewed its agreement with the Adviser for a period of one year. The agreement may be renewed annually upon approval of the Company’s Board of Directors and a majority of the Company’s Directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act. For the fiscal year ended November 30, 2011, the Company paid management fees at an annual rate of 1.375% of average total assets.

For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

The Company believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuers(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Clearwater Trust — At November 30, 2011, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own units of Plains GP. The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

PAA Natural Gas Storage, L.P. (“PNG”) is an affiliate of PAA and Plains GP. PAA owns 62% of PNG’s limited partner units and owns PNG’s general partner. The Company does not believe it is an affiliate of PNG based on the current facts and circumstances.

6.	Income Taxes

Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Components of the Company’s deferred tax assets and liabilities as of November 30, 2011 are as follows:

Deferred tax assets:
Net operating loss carryforwards — Federal	$56,499
Net operating loss carryforwards — State	4,816
Other	105
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(536,005)
Basis reductions resulting from estimated return of capital	(11,521)

Total deferred tax liability, net	$(486,106)

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

At November 30, 2011, the Company had federal net operating loss carryforwards of $166,560 (deferred tax asset of $56,499). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $35,630, $52,182, $26,118, $33,413 and $19,217 of the net operating loss carryforward will expire in 2026, 2027, 2028, 2029 and 2030, respectively. In addition, the Company has state net operating losses of $156,528 (deferred tax asset of $4,816). These state net operating losses begin to expire in 2012 through 2030.

Upon filing its income tax returns for the year ended November 30, 2010, the Company had $50,540 of federal and state capital loss carryforwards that were fully utilized during fiscal 2011. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to nineteen years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the fiscal year ended November 30, 2011, as follows:

Fiscal Year
Ended
November 30,
2011

Computed federal income tax at 35%	$86,541
State income tax, net of federal tax	5,092
Non-deductible distributions on mandatory redeemable preferred stock and other	3,762

Total income tax expense	$95,395

At November 30, 2011, the cost basis of investments for federal income tax purposes was $2,073,510. The cost basis of investments includes a $174,303 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments. At November 30, 2011, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments	$1,469,389
Gross unrealized depreciation of investments	(19,275)

Net unrealized appreciation of investments	$1,450,114

7.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At November 30, 2011, the Company held the following restricted investments:

				Number of
				Units,			Percent	Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	of Net	of Total
Investment	Security	Date	Restriction	(in 000’s)	Basis	Value	Assets	Assets

Level 3 Investments(1)
Buckeye Partners, L.P.	Class B Units	(2)	(3)	848	$45,006	$48,645	2.4%	1.4%
Clearwater Trust	Trust	(4)	(5)	1	3,266	3,640	0.2	0.1
Crestwood Midstream Partners LP	Class C Units	4/1/11	(3)	1,116	26,007	29,934	1.5	0.8
Plains All American GP LLC(6)	Common Units	(2)	(5)	24	33,544	41,199	2.0	1.2
Teekay Offshore Partners L.P.	Common Units	11/25/11	(3)	1,569	37,500	40,711	2.0	1.1

Total					$145,323	$164,129	8.1%	4.6%

Level 2 Investments(7)
Calumet Specialty Products Partners LP	Senior Notes	4/15/11	(3)	$4,000	$4,000	$3,860	0.2%	0.1%
Calumet Specialty Products Partners LP	Senior Notes	9/8/11	(3)	2,000	1,863	1,910	0.1	0.1
Crestwood Holdings Partners LLC	Bank Loan	9/29/10	(5)	5,752	5,654	5,838	0.3	0.2
Crestwood Midstream Partners LP	Senior Notes	(2)	(3)	15,000	15,010	14,775	0.7	0.4
Eagle Rock Energy Partners, L.P.	Senior Notes	(2)	(3)	975	993	970	0.1	—

Total					$27,520	$27,353	1.4%	0.8%

Total of all restricted securities					$172,843	$191,482	9.5%	5.4%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions.

(2)	Securities acquired at various dates throughout the fiscal year ended November 30, 2011.

(3)	Unregistered or restricted security of a public company.

(4)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater. As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. See Note 5 — Agreements and Affiliations.

(5)	Unregistered security of a private company or trust.

(6)	In determining the fair value for Plains All American GP, LLC (“PAA GP”), the Company’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, sits on PAA GP’s board of directors (see Note 5 — Agreements and Affiliations for more detail). Certain private investment funds managed by KACALP may value its investment in PAA GP based on non-public information, and, as a result, such valuation may be different than the Company’s valuation.

(7)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or syndicate bank, principal market maker or an independent pricing service. These securities have limited trading volume and are not listed on a national exchange.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, below are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

Option Contracts — Transactions in option contracts for the fiscal year ended November 30, 2011 were as follows:

	Number of
	Contracts	Premium

Put Options Purchased
Options outstanding at November 30, 2010	—	$—
Options purchased(1)	6,000	237
Options sold	(2,000)	(145)
Options expired	(4,000)	(92)

Options outstanding at November 30, 2011	—	$—

Call Options Written
Options outstanding at November 30, 2010	9,550	$1,247
Options written	71,652	6,714
Options subsequently repurchased(2)	(41,183)	(4,284)
Options exercised	(32,127)	(3,021)
Options expired	(6,773)	(535)

Options outstanding at November 30, 2011(3)	1,119	$121

(1)	The Company purchased put options of the JPMorgan Alerian MLP Index ETN during the fourth quarter of fiscal 2011.

(2)	The price at which the Company subsequently repurchased the options was $1,389, which resulted in a realized gain of $2,895.

(3)	The percentage of total investments subject to call options written was 0.2% at November 30, 2011.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of November 30, 2011, the Company did not have any interest rate swap contracts outstanding.

During the second quarter of fiscal 2011, the Company entered into interest rate swap contracts ($125,000 notional amount) in anticipation of the private placements of senior notes and mandatory redeemable preferred stock. In conjunction with the pricing of the private placements on April 27, 2011, these interest rate swap contracts were terminated, which resulted in a $345 realized loss.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities.

Derivatives Not Accounted for as		Fair Value as of
Hedging Instruments	Statement of Assets and Liabilities Location	November 30, 2011

Call options	Call option contracts written	$(28)

The following table set forth the effect of the Company’s derivative instruments on the Statement of Operations.

		For the Fiscal Year Ended
		November 30, 2011
			Change in
		Net Realized	Unrealized
	Location of Gains/(Losses) on	Gains/(Losses) on	Gains/(Losses) on
	Derivatives	Derivatives	Derivatives
Derivatives Not Accounted for as	Recognized in	Recognized in	Recognized in
Hedging Instruments	Income	Income	Income

Call options	Options	$3,222	$(332)
Interest rate swap contracts	Interest rate swap contracts	(345)	—

		$2,877	$(332)

9.	Investment Transactions

For the fiscal year ended November 30, 2011, the Company purchased and sold securities in the amounts of $1,121,642 and $748,958 (excluding short-term investments and options), respectively.

10.	Revolving Credit Facility

At November 30, 2011, the Company had a $175,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. During fiscal 2011, the Company increased the size of its Credit Facility from $100,000 to $175,000 through two amendments to the facility. The Credit Facility matures on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Company’s asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. The Company will pay a fee of 0.40% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

For the fiscal year ended November 30, 2011, the average amount outstanding under the Credit Facility was $32,666 with a weighted average interest rate of 2.35%. As of November 30, 2011, the Company had no outstanding borrowings under the Credit Facility.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

11.	Senior Unsecured Notes

At November 30, 2011, the Company had $775,000, aggregate principal amount, of senior unsecured fixed and floating rate notes (the “Senior Notes”) outstanding. On April 26, 2011, the Company issued $230,000 of Senior Notes, and a portion of the proceeds were used to redeem the Company’s series G Senior Notes ($75,000) that were scheduled to mature on June 19, 2011.

The table below sets forth the key terms of each series of the Senior Notes.

	Principal			Principal	Estimated
	Outstanding,			Outstanding,	Fair Value,
	November 30,	Principal	Principal	November 30,	November 30,	Fixed/Floating
Series	2010	Redeemed	Issued	2011	2011	Interest Rate	Maturity

G	$75,000	$75,000	$—	$—	$—	5.645%	6/19/11
I	60,000	—	—	60,000	62,800	5.847%	6/19/12
K	125,000	—	—	125,000	135,300	5.991%	6/19/13
M	60,000	—	—	60,000	64,700	4.560%	11/4/14
N	50,000	—	—	50,000	50,300	3-month LIBOR + 185 bps	11/4/14
O	65,000	—	—	65,000	69,600	4.210%	5/7/15
P	45,000	—	—	45,000	44,900	3-month LIBOR + 160 bps	5/7/15
Q	15,000	—	—	15,000	15,500	3.230%	11/9/15
R	25,000	—	—	25,000	26,000	3.730%	11/9/17
S	60,000	—	—	60,000	63,300	4.400%	11/9/20
T	40,000	—	—	40,000	42,000	4.500%	11/9/22
U	—	—	60,000	60,000	59,400	3-month LIBOR + 145 bps	5/26/16
V	—	—	70,000	70,000	73,500	3.710%	5/26/16
W	—	—	100,000	100,000	107,400	4.380%	5/26/18

	$620,000	$75,000	$230,000	$775,000	$814,700

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. During the fiscal year ended November 30, 2011, the weighted average interest rate on the outstanding Senior Notes was 4.33%.

As of November 30, 2011, each series of Senior Notes were rated “AAA” by FitchRatings and series I, K, M, and N Senior Notes were rated “Aa1” by Moody’s. In the event the credit rating on any series of Senior Notes falls below “A-” (FitchRatings) or “A3” (Moody’s), the interest rate on such series will increase by 1% during the period of time such series is rated below “A-” or “A3”.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Company. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

The Senior Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At November 30, 2011, the Company was in compliance with all covenants under the Senior Notes agreements.

12.	Preferred Stock

At November 30, 2011, the Company had 10,400,000 shares of mandatory redeemable preferred stock outstanding, with a liquidation value of $260,000. On May 3, 2011, the Company issued 4,000,000 shares of series D mandatory redeemable preferred stock with a liquidation value of $100,000.

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock.

	Shares Held		Shares	Liquidation	Estimated
	at		Outstanding,	Value,	Fair Value,		Mandatory
	November 30,	Shares	November 30,	November 30,	November 30,		Redemption
Series	2010	Issued	2011(1)	2011	2011	Rate	Date

A	4,400,000	—	4,400,000	$110,000	$119,100	5.57%	5/7/17
B	320,000	—	320,000	8,000	8,200	4.53%	11/9/17
C	1,680,000	—	1,680,000	42,000	43,700	5.20%	11/9/20
D(2)	—	4,000,000	4,000,000	100,000	102,200	4.95%	6/1/18

	6,400,000	4,000,000	10,400,000	$260,000	$273,200

(1)	Each share has a $25 liquidation value.

(2)	Series D mandatory redeemable preferred shares are publicly traded on the New York Exchange (NYSE) under the symbol “KYN. Pr D”. The fair value is based on the price of $25.55 as of November 30, 2011.

Holders of the series A, B and C mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series D mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day of each month.

The table below outlines the terms of each series of mandatory redeemable preferred stock. The dividend rate on the Company’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” (FitchRatings). Further, the annual dividend rate for all series of mandatory redeemable preferred stock will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments.

	Series A, B and C	Series D

Rating as of November 30, 2011 (FitchRatings)	“AA”	“AA”
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The mandatory redeemable preferred stock rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Company.

At November 30, 2011, the Company was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.	Common Stock

At November 30, 2011, the Company has 189,600,000 shares of common stock authorized and 75,130,209 shares outstanding. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2011 were as follows:

Shares outstanding at November 30, 2010	68,471,401
Shares issued through reinvestment of distributions	958,808
Shares issued in connection with offerings of common stock(1)	5,700,000

Shares outstanding at November 30, 2011	75,130,209

(1)	On April 8, 2011, the Company closed its public offering of 5,700,000 shares of common stock at a price of $30.58 per share. Total net proceeds from the offering were $166,984 and were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective, and for general corporate purposes.

14.	Subsequent Events

On December 13, 2011, the Company declared its quarterly distribution of $0.51 per common share for the fiscal fourth quarter for a total quarterly distribution payment of $38,316. The distribution was paid on January 13, 2012 to common stockholders of record on January 5, 2012. Of this total, pursuant to the Company’s dividend reinvestment plan, $6,904 was reinvested into the Company through the issuance of 238,654 shares of common stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Kayne Anderson MLP Investment Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common stockholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2011, and the results of its operations and cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 30, 2012

KAYNE ANDERSON MLP INVESTMENT COMPANY
PRIVACY POLICY NOTICE
(UNAUDITED)
Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON MLP INVESTMENT COMPANY (“KYN”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ Payment history and transaction history
■ Account transactions and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYN chooses to share; and whether you can limit this sharing.

Can you limit
Reasons we can share your personal information	Does KYN share?	this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON MLP INVESTMENT COMPANY
PRIVACY POLICY NOTICE
(UNAUDITED)

Who we are

Who is providing this notice?	KYN

What we do

How does KYN protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Access to your personal information is on a need-to-know basis. KYN has adopted internal policies to protect your non-public personal information.

How does KYN collect my personal information?	We collect your personal information, for example, when you
■ Open an account or provide account information
■ Buy securities from us or make a wire transfer
■ Give us your contact information
We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ KYN does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ KYN does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ KYN does not jointly market.

Other important information

None.

KAYNE ANDERSON MLP INVESTMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a

KAYNE ANDERSON MLP INVESTMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the

KAYNE ANDERSON MLP INVESTMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004
Amended: December 13, 2005
Amended: March 12, 2009

KAYNE ANDERSON MLP INVESTMENT COMPANY
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

The Company’s Board of Directors has approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year term.

During the course of each year and in connection with its consideration of the Agreement, the Board of Directors received various written materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s proposed fee schedule compares to other registered investment companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (v) comparative information showing how the Company’s performance compares to other registered investment companies that follow investment strategies similar to those of the Company; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Adviser.

After receiving and reviewing these materials, the Board of Directors, at an in-person meeting called for such purpose, discussed the terms of the Agreement. Representatives from the Adviser attended the meeting and presented additional oral and written information to the Board of Directors to assist in its considerations. The Adviser also discussed its expected profitability from its relationship with the Company under the Agreement. The Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company, including the high caliber of portfolio managers and research analysts involved, the large team of investment, accounting, legal, trading and compliance professionals at the Adviser dedicated to the Company, and the increased size of the team as the Company has grown. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, capital raising for the Company, the identification and negotiation of investment opportunities for the Company, the call strategy used and the responsible handling of the leverage target, also was considered. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company and another investment company managed by the Adviser, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Independent Directors noted the high quality of services provided by the Adviser when the market faced significant turmoil and continued to experience various challenges as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. This data compared the Company’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Company as well as specialized and more general market indexes. The comparative information showed that the performance of the Company compares favorably to other

KAYNE ANDERSON MLP INVESTMENT COMPANY
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

similar closed-end funds. The Independent Directors also considered the fact that the Company has historically outperformed its benchmark for a majority of the relevant periods. Based upon their review, the Independent Directors concluded that the Company’s investment performance over time has been consistently above average compared to other closed-end funds that focus on investments in energy-related master limited partnerships. The Independent Directors also reviewed information comparing the performance of the Company with certain new products, including exchange-traded notes, exchange-traded funds, and open-end funds, that focus on investments in energy-related master limited partnerships, most of which new products have been in existence for fewer than two years. The Independent Directors concluded that the comparative information showed that the performance of the Company compares favorable to these new products since their respective inception dates. The Independent Directors noted that in addition to the information received for this meeting, the Independent Directors also receive detailed performance information for the Company at each regular Board of Directors meeting during the year. The Independent Directors considered the investment performance of another investment company managed by the Adviser but did not consider the performance of other accounts of the Adviser as there were no accounts similar enough to be relevant. The Independent Directors then noted that they were supportive of the Adviser’s efforts to increase distributions to stockholders in the future.

The costs of the services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates from the relationship with the Company

The Independent Directors considered the profitability of the services provided by the Adviser, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Independent Directors considered that the Adviser’s relationship with the Company is one of its significant sources of revenue. The Independent Directors considered certain benefits the Adviser realizes due to its relationship with the Company. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Company. The Independent Directors acknowledged that the Company’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Company’s portfolio, by aggregating securities trades.

The Independent Directors also considered the Company’s management fee under the Agreement in comparison to the management fees of funds within the Company’s peer group and believed such comparisons to be acceptable to the Company. The Independent Directors noted that the fees charged by those new products are generally lower than those charged by closed-end funds, including the Company, but concluded that the management fee paid to the Adviser is reasonable in light of the Company’s significant longer-term performance compared to those new products and other factors, including the nature and qualify of services provided by the Adviser. The Adviser’s successful handling of the past market downturn and related leverage challenges, the administrative burden resulting from the Company’s tax complexities, the Company’s focus on private investments, and the Adviser’s successful pricing and timing strategies related to the capital raising for the Company were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee. Based on those comparisons, the Independent Directors concluded that the management fee remains reasonable.

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors also considered possible economies of scale that the Adviser could achieve in its management of the Company. They considered the anticipated asset levels of the Company, the information provided by the Adviser relating to its estimated costs, and information comparing the fee rate to be charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors also considered the Adviser’s commitment to retaining its current professional staff in a

KAYNE ANDERSON MLP INVESTMENT COMPANY
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

competitive environment for investment professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser. The Independent Directors also noted that the fee structure currently does not provide for a sharing of any economies of scale that might be experienced from substantial future growth of the Company. The Independent Directors then noted that they would monitor and review further growth of the Company in order to remain comfortable with any applicable future economies of scale.

Based on the review of the Board of Directors of the Company, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the advisory fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Independent Directors(1)

Position(s)
Held with
	Company, Term of		Other Directorships Held by
Name,	Office/Time of	Principal Occupations	Director/Officer During
(Year Born)	Service	During Past Five Years	Past Five Years

Anne K. Costin (born 1950)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders). Served since inception.	Professor at the Amsterdam Institute of Finance since 2007. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the five years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	• Kayne Anderson Energy Total Return Fund, Inc. (“KYE”)

Steven C. Good (born 1942)	Director. 3-year term (until the 2012 Annual Meeting of Stockholders). Served since inception.	Independent consultant since February 2010, when he retired from JH Cohn LLP (formerly Good Swartz Brown & Berns LLP), where he had been an active partner since 1976. JH Cohn LLP offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Current: • KYE • OSI Systems, Inc. (specialized electronic products) Prior: • California Pizza Kitchen, Inc. (restaurant chain) • Arden Realty, Inc. (real estate investment trust)

Gerald I. Isenberg (born 1940)	Director. 3-year term (until the 2014 Annual Meeting of Stockholders). Served since 2005.	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor.	Current:

•   KYE

•   Teeccino Caffe Inc.
(beverage manufacturer and distributor)

•   Caucus for Television Producers, Writers & Directors Foundation (not-for-profit organization)

   Prior:

•   Kayne Anderson Rudnick Mutual Funds(2) from 1998 to 2002

William H. Shea, Jr. (born 1954)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders). Served since March 2008.	Chief Executive Officer of the general partner of Penn Virginia Resource Partners, L.P. (PVR) since March 2010. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings, L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.	Current:

•   KYE

•   PVR
(coal and midstream MLP)

•   Niska Gas Storage Partners LLC (natural gas storage MLP)

   Prior:

•   BGH
(general partner of BPL)

•   BPL
(pipeline MLP)

•   Gibson Energy ULC
(midstream energy)

•   PVG
(owned general partner of PVR)

•   Penn Virginia Corporation
(oil and gas exploration, development and production company)

KAYNE ANDERSON MLP INVESTMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Interested Director and Non-Director Officers

Position(s)
Held with
	Company, Term of		Other Directorships Held by
Name,	Office/Time of	Principal Occupations	Director/Officer During
(Year Born)	Service	During Past Five Years	Past Five Years

Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer. 3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officer. Served since inception.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”); Kayne Anderson Energy Development Company (“KED”); and Kayne Anderson Midstream/ Energy Fund, Inc. (“KMF”) since inception (KYE inception in 2005; KED inception in 2006; and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.
   Current:

•   KYE

•   KED

•   KMF

•   Range Resources Corporation
(oil and natural gas company)

•   Direct Fuels Partners, L.P.
(transmix refining and fuels distribution)

•   ProPetro Services, Inc.
(oilfield services)

   Prior:

•   Clearwater Natural Resources, L.P. (coal mining MLP)

•   International Resource Partners LP (coal mining)

•   K-Sea Transportation Partners LP (shipping MLP)

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually. Served since 2005.	Chief Financial Officer and Treasurer of KYE since December 2005 of KED since September 2006; and of KMF since August 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	None

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer. Elected annually. Served since inception.	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYE since 2005; of KED since 2006; and of KMF since August 2010.	None

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYE since 2005 and of KED since 2006. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	None

James C. Baker (born 1972)	Executive Vice President. Elected annually. Served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYE from 2005 to 2008 and of KED from 2006 to 2008. Executive Vice President of KYE and KED since June 2008 and of KMF since August 2010.	Current: • ProPetro Services, Inc. (oilfield services) • Petris Technology, Inc. (data management for energy companies) Prior: • K-Sea Transportation Partners LP (shipping MLP)

Jody C. Meraz (born 1978)	Vice President. Elected annually. Served since 2011.	Senior Vice President of KACALP and KAFA since 2011. Vice President of KACALP from 2007 to 2011. Associate of KACALP and KAFA since 2005 and 2006. Vice President of KYE, KED and KMF since 2011.	None

KAYNE ANDERSON MLP INVESTMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

(1)	Each Independent Director oversees two registered investment companies in the fund complex.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was an affiliate of KACALP.

(3)	Mr. McCarthy is an “interested person” of the Company by virtue of his employment relationship with Kayne Anderson.

Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863/MLP-FUND.

KAYNE ANDERSON MLP INVESTMENT COMPANY
ANNUAL CERTIFICATION
(UNAUDITED)

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Company also makes its Forms N-Q available on its website at http://www.kaynefunds.com.

SHARE REPURCHASE DISCLOSURE
(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common stock in the open market.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
William H. Shea, Jr.	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President
Jody C. Meraz	Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100 Houston, TX 77002	Ultimus Fund Solutions, LLC 350 Jericho Turnpike, Suite 206 Jericho, NY 11753

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor Dallas, TX 75254	350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel
Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(c) and (d) During the period covered by this report, there was no amendment to, and no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of directors has determined that the Registrant has one audit committee financial expert serving on its audit committee.
(a)(2) The audit committee financial expert is Steven C. Good. Mr. Good is “independent” for purposes of this Item.
Item 4. Principal Accountant Fees and Services.
(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2011, and (b) fiscal year ended November 30, 2010.

	2011	2010
Audit Fees	$205,300	$196,800
Audit-Related Fees	80,200	80,500
Tax Fees	169,000	169,000
All Other Fees	—	—

Total	$454,500	$446,300

With respect to the table above, “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.
(e)(1) Audit Committee Pre-Approval Policies and Procedures.
Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.
(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.
(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal year ended November 30, 2011 was $169,000, and $169,000 for the fiscal year ended November 30, 2010. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years.
(h) No disclosures are required by this Item 4(h).
Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Steven C. Good (Chair), Anne K. Costin, Gerald I. Isenberg and William H. Shea, Jr. are the members of the Registrant’s Audit Committee.
Item 6. Investments.
Please see the Schedule of Investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of November 30, 2011, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:
     Kevin S. McCarthy is the Registrant’s President, Chief Executive Officer and co-portfolio manager and has served as the President, Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) since May 2005, of Kayne Anderson Energy Development Company (“KED”) since September 2006 and of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) since November 2010. Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson Capital Advisors, L.P. (“KACALP”) since June 2004 and of the Adviser (collectively with KACALP, “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
     J.C. Frey is the Registrant’s Executive Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager and a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including serving as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of KYE since May 2005 and of KED since September 2006, Vice President of KYE from May 2005 through June 2008 and of KED from September 2006 through July 2008, Executive Vice President of KYE since June 2008 and of KED since July 2008 and Executive Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager of KMF since November 2010. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. In addition to the closed-end funds, Mr. Frey manages approximately $3 billion in assets in MLPs and midstream companies and other Kayne Anderson funds. Prior to joining Kayne Anderson in 1997,

Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.
(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2011. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
	(excluding the Registrant)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin S. McCarthy	3	$2,390	0	N/A	0	N/A
J.C. Frey	3	$2,390	0	N/A	6	$219
(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2011. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
	(excluding the Registrant)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin S. McCarthy	0	N/A	2	$498	0	N/A
J.C. Frey	0	N/A	14	$2,528	2	$51
(a)(2)(iv) Potential Material Conflicts of Interest:
Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.
(a)(3) Compensation of Each Portfolio Manager, as of November 30, 2011:
Messrs. McCarthy and Frey are compensated by KACALP through partnership distributions from KACALP, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, as noted above, are based in part on the performance of those accounts.
Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits provided by investment advisers.
(a)(4) As of November 30, 2011, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:

Kevin S. McCarthy: over $1,000,000
J.C. Frey: $500,001 - $1,000,000
Through their limited partnership interests in KACALP, which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of Registrant’s securities.
(b) Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.
(b) The Registrant’s principal executive and principal financial officers are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
((a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.
(a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
(b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.
(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.
(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MLP INVESTMENT COMPANY
Date: February 7, 2012	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: February 7, 2012	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Date: February 7, 2012	By:	/s/ Terry A. Hart
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index
     (a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.
     (a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
     (b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.
     (99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.
     (99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.